Exhibit 99.2

WhiteFiber Announces Pricing of Upsized $270.0 Million Convertible Senior Notes Offering

NEW YORK, August 19, 2026 — WhiteFiber, Inc. (Nasdaq: WYFI) (“WhiteFiber” or the “Company”), a provider of artificial intelligence (“AI”) infrastructure and high-performance computing (“HPC”) solutions, today announced the pricing of $270.0 million principal amount of 5.00% Convertible Senior Notes due 2032 (the “notes”) in a private placement (the “offering”) to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The offering was upsized from the previously announced offering size of $250.0 million. The Company has also granted the initial purchasers of the notes an option to purchase, for settlement within a 13-day period beginning on, and including, the date on which the notes are first issued, up to an additional $40.0 million principal amount of the notes. The sale of the notes is expected to close on August 21, 2026, subject to customary closing conditions.

Additional Details of the Convertible Notes

The notes will be general, senior unsecured obligations of the Company and will bear interest at a rate of 5.00% per year, payable semiannually in arrears on March 1 and September 1 of each year, beginning on March 1, 2027. The notes will mature on September 1, 2032, unless earlier converted, redeemed or repurchased. Upon conversion, the Company will pay or deliver, as the case may be, cash, ordinary shares, par value $0.01 per share, of the Company (the “ordinary shares”) or a combination of cash and ordinary shares, at its election. The initial conversion rate of the notes will be 29.5530 ordinary shares per $1,000 principal amount of such notes (equivalent to an initial conversion price of approximately $33.84 per ordinary share). The initial conversion price of the notes represents a premium of approximately 25.0% over the last reported sale price of the ordinary shares on the Nasdaq Capital Market on August 18, 2026.

The Company may redeem for cash all or any portion of the notes (subject to certain limitations), at its option, on or after September 6, 2030 and prior to the 41st scheduled trading day immediately preceding the maturity date, if the last reported sale price of the ordinary shares has been at least 130% of the conversion price for the notes then in effect for at least 20 trading days (whether or not consecutive) during any 30 consecutive trading day period (including the last trading day of such period) ending on, and including, the trading day immediately preceding the date on which the Company provides notice of optional redemption, at a redemption price equal to 100% of the principal amount of the notes to be redeemed, plus accrued and unpaid interest to, but excluding, the redemption date.

If the Company redeems less than all of the outstanding notes, at least $75.0 million aggregate principal amount of notes must be outstanding and not called for optional redemption as of the time the Company sends the related notice of redemption, and after giving effect to the delivery of such notice of redemption.

The Company may also redeem for cash all but not part of the notes in the event of certain tax law changes at a redemption price equal to 100% of the principal amount of the notes to be redeemed, plus accrued and unpaid interest to, but excluding, the redemption date and any additional amounts which would otherwise be payable to such redemption date with respect to such redemption price, as described in the indenture that will govern the notes.

On September 6, 2030, and if the Company undergoes a “fundamental change” (as defined in the indenture that will govern the notes), subject to certain conditions and a limited exception, holders may require the Company to repurchase for cash all or any portion of their notes at a repurchase price or fundamental change repurchase price, as applicable, equal to 100% of the principal amount of the notes to be repurchased, plus accrued and unpaid interest to, but excluding, the relevant repurchase date.

In addition, following certain corporate events that occur prior to the maturity date of the notes or following the Company’s delivery of a notice of redemption, the Company will, in certain circumstances, increase the conversion rate of the notes for a holder who elects to convert its notes in connection with such a corporate event or convert their notes called (or deemed called) for redemption in connection with such notice of redemption, as the case may be.

Use of Proceeds

The Company estimates that the net proceeds from the offering will be approximately $259.8 million (or approximately $298.5 million if the initial purchasers exercise their option to purchase additional notes in full), after deducting the initial purchasers’ discounts and estimated offering expenses payable by the Company. The Company intends to use (i) approximately $118.5 million of the net proceeds from the offering to pay the cash consideration for the concurrent note exchange transactions, as described below, and (ii) the remainder of the net proceeds from the offering primarily for data center expansion, including to partially fund the lease or purchase of additional property or properties on which to build additional WhiteFiber data centers, to construct those facilities, to enter into additional energy service agreements for each additional site, to purchase related equipment (including GPU servers to support WhiteFiber’s cloud business), and for potential acquisitions, partnerships and joint ventures related thereto, and for working capital and general corporate purposes. If the initial purchasers exercise their option to purchase additional notes, the Company expects to use the net proceeds from the sale of the additional notes primarily for data center expansion, including to partially fund the lease or purchase of additional property or properties on which to build additional WhiteFiber data centers, to construct those facilities, to enter into additional energy service agreements for each additional site, to purchase related equipment (including GPU servers to support WhiteFiber’s cloud business), and for potential acquisitions, partnerships and joint ventures related thereto, as well as working capital and other general corporate purposes as described above. The Company will require additional project financing (e.g., construction loans) in order to fully accomplish the specified initiatives identified in these uses of proceeds. The Company also may elect to raise additional capital opportunistically.

Concurrent Privately Negotiated Note Exchange Transactions

Concurrently with the pricing of the offering, the Company entered into privately negotiated transactions with certain holders of its 4.500% Convertible Senior Notes due 2031 (the “existing notes”) to exchange $198.15 million in aggregate principal amount of the existing notes on terms negotiated with each holder (each, a “note exchange transaction”), for an aggregate cash amount of approximately $118.5 million (including accrued and unpaid interest) and approximately 6.3 million ordinary shares. This press release is not an offer to exchange the existing notes. The closing of the offering of the notes is contingent upon the satisfaction of the conditions to closing of substantially all of the note exchange transactions, and the note exchange transactions are contingent upon closing of the offering of the notes.

In connection with any note exchange transaction, the Company expects that holders of its existing notes who have agreed to exchange their existing notes will unwind all or part of their hedge positions and sell the ordinary shares that they expect to receive upon closing of the note exchange transactions. The amount of the Company’s ordinary shares to be sold by such holders may be substantial in relation to the historic average daily trading volume of the Company’s ordinary shares. This activity by such holders could decrease the market price of the Company’s ordinary shares, including concurrently with or shortly after the pricing of the notes. The Company cannot predict the magnitude of such market activity or the overall effect it will have on the price of the notes in the offering or the Company’s ordinary shares.

In connection with any exchange of the existing notes, the Company expects the existing zero-strike call option transactions that the Company entered into when the existing notes were issued to remain outstanding in accordance with their terms.

The notes were offered only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act. The offer and the sale of the notes and the issuance of ordinary shares of the Company issuable upon conversion of the notes or in connection with the note exchange transactions have not been and will not be registered under the Securities Act, any state securities laws or the securities laws of any other jurisdiction, and, unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable securities laws.

This press release is neither an offer to sell nor a solicitation of an offer to buy any of these securities nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to the registration or qualification thereof under the securities laws of any such state or jurisdiction.

About WhiteFiber, Inc.

WhiteFiber is a provider of AI infrastructure solutions. WhiteFiber owns HPC data centers and provides cloud services to customers. Our vertically integrated model combines specialized colocation, hosting, and cloud services engineered to maximize performance, efficiency, and margin for generative AI workloads.

Forward-Looking Statements

Statements in this press release about future expectations, plans, and prospects, as well as any other statements regarding matters that are not historical facts, may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The words “anticipate,” “look forward to,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Such forward-looking statements include, among others, statements relating to WhiteFiber’s expectations regarding the completion of the offering and the note exchange transactions, the expected use of proceeds from the sale of the notes and potential impact of the foregoing or related transactions on the market price of the ordinary shares or the trading price of the notes.

Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including risks and uncertainties associated with market conditions, and the satisfaction of closing conditions related to the offering and note exchange transactions, as well as discussions of potential risks, uncertainties and other factors discussed in the section entitled “Risk Factors” in WhiteFiber’s Annual Report on Form 10-K, as well as those discussed in WhiteFiber’s subsequent filings with the U.S. Securities and Exchange Commission. By their nature, forward-looking statements are not statements of historical fact or guarantees of future performance and are subject to risks, uncertainties, assumptions or changes in circumstances that are difficult to predict or quantify. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Investing in our securities involves a high degree of risk. You are cautioned not to place undue reliance on these forward-looking statements as there are important factors that could cause actual results to differ materially from those in forward-looking statements, many of which are beyond WhiteFiber’s control. Any forward-looking statements contained in this press release speak only as of the date hereof. WhiteFiber specifically disclaims any obligation to update any forward-looking statement, whether due to new information, future events, or otherwise. Readers should not rely upon the information on this page as current or accurate after its publication date.

Contacts for WhiteFiber

Investor Contact: IR@whitefiber.com

3